1 Annual Stockholders’ Meeting June 3, 2009 Exhibit 99.1

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “would,”
“exceed,” “should,” “anticipates,” “believe,” “steady,” “dramatic,” and variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. These forward-looking statements are based upon the
Company’s current expectations and are subject to a number of risks, uncertainties and assumptions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause actual results to differ significantly from those expressed or implied by such forward-
looking statements are risks that are detailed in the Company’s Annual Report on Form 10-K for the
2008 calendar year, as filed with the Security Exchange Commission on March 31, 2009.

Jim Morris, President and CEO
Mendy Marsh, CFO
Craig Robinson, COO
Jeff Gehring
VP, Sales
Andrea Farmer
Director, HR
Ted Marchut
VP, Business Systems
Doug Conyers
VP, Engineering
Tim Barton
VP, Chief Engineer
Greg Hoffer
VP, Concept Development

3 Executive Team

globalscape

GENERAL DYNAMICS

symantec.

VERIDIAN

Deloitte & Touche

UNISYS

SwRI

TRIDENT DATA SYSTEMS

SECURELOGIX CORPORATION

METAGROUP

Proven Leadership 4 • Executive Team, Proven IT Security Expertise

Quick Statistics

• 2+ Million Software Licenses Sold
• Software Sold into 150+ Countries
• 4,500+ Current Server Customers Worldwide
• 95 of the Fortune 100 are Current Customers
• Web Site in 10+ Languages
• Software Localized in 8 Languages
• 84,000 Web Site Hits per Day

Execution Focus (Additive)
Increase Information Leverage and Enter Adjacent Markets
Secure Information Exchange
Deliver Increased Scalability
Enterprise Managed File Transfer
• Integration and Automation
• Certifications and Validations
• Ad Hoc Transfers
Facilitate Secure Data Movement
Managed File Transfer
• Secure Partner Communications
• Central Administration and Auditing
Personal File Transfer
• Simplicity
• Security
1996
2005
2008
2009
Market Reach

6 GlobalSCAPE Market Expansion

Mission Deliver Highly Valued Information Solutions, Software, and Services Vision Market Leader in Worldwide Consumer and Enterprise Information Exchange 7 Mission and Vision

challengers
leaders
niche players
visionaries
ability to execute
completeness of vision
Sterling Commerce
Axway
CA
Tumbleweed Communications
GlobalSCAPE
Ipswitch
Proginet
Stonebranch
Accellion
Primeur
YouSendIt
RepliWeb
Biscom
Cyber-Ark Software
LeapFILE
iWay Software
ASG
Inovis
nuBridges
MessageWay Solutions
Radiance Technologies
As of 1H08

Leader in Gartner Magic Quadrant

Source:  Gartner’s Magic Quadrant for Managed File Transfer
report dated June 23, 2008.
MFT: A growth market
“The $450m MFT market is growing
21-26% year over year; and, while
the overall market is growing at a
healthy rate, the overall pool of
enterprises needing MFT solutions
is growing even faster.”

globalscape

DEPARTMENT OF THE ARMY
UNITED STATES OF AMERICA
1775

FIPS 140-2
FIPS
CRYPTOGRAPHY

CERTIFIED SOFTWARE

Drummond certified
www.drummondgroup.com

CISCO
Compatible

Unequalled Solution Certifications

US Army Certificate of Networthiness
Signifies successful completion of a stringent assessment to ensure  Army
Automated Information Systems are secure, supportable, sustainable, and compatible with Army standards.
CISCO Certified
Rigorous independent lab testing to verify Cisco compatibility. Only after passing all tests does a vendor’s product receive the certification.
Certified for use with Cisco Unified Call Manager (CUCM).
FIPS-140-2 Certified
The Federal Information Processing Standard (FIPS) Pub 140-2 specifies the security requirements of cryptographic modules. The certification verifies that a vendors product has met or exceeded the requirement.
AS/2 Drummond Certified
Drummond certification is vendor-neutral operability testing and certification that a vendor meets or exceeds the Applicability Statement 2 (AS/2) standard with their product.

globalscape

THE WALL STREET JOURNAL. Digital Network | WSJ.com | MarketWatch | BARRON'S | AllThingsDigital. | SmartMoney | More

Friday May 22, 2009 **9:17 AM** ET

SmartMoney
It's your money. Be smart.

John Hancock
the future is yours

HOME | INVESTING | SPENDING | PERSONAL FINANCE | TOOLS | PORTFOLIO | SMALL BIZ

Bonds | Economy | ETFs | Market Update | Mutual Funds | Short Term Investing | Stocks

PRESS RELEASE

Published April 29, 2009 7:00 AM | A A A

GlobalSCAPE(R) Wins Additional Multi-Million Dollar U.S. Army Contract

DOWJONES

$2.7 Million Award for Secure Logistics IT Solutions Builds on Prior Government Sales Successes

SAN ANTONIO--(BUSINESS WIRE)--April 29, 2009--

GlobalSCAPE, Inc. (NYSE Amex: GSB), a leading developer of secure information exchange solutions, today announced it has received another multi-million dollar order from the U.S. Army for Secure FTP Server(TM) and advertisement
Is Another Bull Market

eWEEK.com

CIOL
MAKING IT YOUR ADVANTAGE

StreetInsider.com
if you're not inside...you're outside

National Media Exposure 10 Other Coverage

Local Business Update
•
Air Force Cyber Command
– Headquarters at Lackland AFB
– Prime and subcontracting opportunities (long term)
•
Potential Teaming with Local IT Solution Companies
– Partnership, Joint Venture, Branding,
– Cross selling in adjacent  IT Security markets
•
Academia Support
– UTSA Computer Science/Engineering Department
– 2 interns in Quality Assurance
•
Boys and Girls Club
– Board of Directors
– Beta testing opportunities with 25 high profile companies
•
Local Newspapers
– Feature articles in San Antonio Business Journal
– Coverage in Express News

1
1
1
2
3
Financial Highlights

2004 2005 2006 2007 2008
Total Revenue 4,931 6,679 10,974 15,792
Consumer 69% 57% 39% 19% 17%
Enterprise 31% 43% 61% 81% 83%
Net Income 200 1,447 1,963 3,642
Cash on Hand 573 2,029 4,633 5,214 6,319
1. In thousands.
2. Includes a $2.8M US Army order.
3. Reflects a $9.0M non-cash impairment.
Notes
18,360
(7,660)

2009 Strategy
•
Financial Prudence
– Control costs to manage cash flows and conserve our cash
– Have contingency plans in case of deeper recession
•
Organization Improvements
– Improve all organizational departments processes
– Push regulatory compliance across the organization
•
Sales
– Improve sales funnel and backlog
– Add strategic partners (products, resellers, integrators)
– Position for additional large contract awards
•
Product Improvements and Innovation
– Improve features and functions in existing products
– Continue to invest in innovation and R&D (Long Lead-time Items)
– Identify, capture, and protect Intellectual Property
•
Marketing and Investor Relations
– Improve our brand recognition
– Attract institutional investors

Outlook
•
Our financials are strong
– Plenty of cash; No debt
– Strong base of recurring business
– Large contracts are more repeatable
– Stability and basis for expansion when economy improves
•
We have strengthened our organization
– Executive Leadership
– Mission and Vision
– Systems and Processes
•
Our market footprint is large and becoming much more visible
– Enterprise customers include most of the Fortune 500
– More than 2 million consumer licenses sold
– Product localizations and strong partnerships (with broader reach)
– Greater marketing communications and investor relations emphasis